FORM T-1
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK
(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation	(I.R.S. employer
if not a U.S. national bank)	identification no.)

One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

Broadview Networks Holdings, Inc.
(Exact name of obligor as specified in its charter)

Delaware	11-3310798
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

800 Westchester Avenue
Rye Brook, New York	10573
(Address of principal executive offices)	(Zip code)

Broadview Networks, Inc.
(Exact name of obligor as specified in its charter)

New York	16-1401082
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

800 Westchester Avenue
Rye Brook, New York	10573
(Address of principal executive offices)	(Zip code)

BV-BC Acquisition Corp.
(Exact name of obligor as specified in its charter)

Delaware	20-5377846
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

800 Westchester Avenue
Rye Brook, New York	10573
(Address of principal executive offices)	(Zip code)

Broadview NP Acquisition Corp.
(Exact name of obligor as specified in its charter)

Delaware	51-0402734
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

800 Westchester Avenue
Rye Brook, New York	10573
(Address of principal executive offices)	(Zip code)

Open Support Systems LLC
(Exact name of obligor as specified in its charter)

Connecticut	11-3409972
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

800 Westchester Avenue
Rye Brook, New York	10573
(Address of principal executive offices)	(Zip code)

Broadview Networks of Virginia, Inc.
(Exact name of obligor as specified in its charter)

Virginia	06-1596404
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

800 Westchester Avenue
Rye Brook, New York	10573
(Address of principal executive offices)	(Zip code)

Broadview Networks of Massachusetts, Inc.
(Exact name of obligor as specified in its charter)

Delaware	11-3448054
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

800 Westchester Avenue
Rye Brook, New York	10573
(Address of principal executive offices)	(Zip code)

Bridgecom Holdings, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-4162965
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

800 Westchester Avenue
Rye Brook, New York	10573
(Address of principal executive offices)	(Zip code)

Bridgecom International, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-4123985
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

800 Westchester Avenue
Rye Brook, New York	10573
(Address of principal executive offices)	(Zip code)

Bridgecom Solutions Group, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-4123989
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

800 Westchester Avenue
Rye Brook, New York	10573
(Address of principal executive offices)	(Zip code)

Trucom Corporation
(Exact name of obligor as specified in its charter)

New York	13-3940714
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

800 Westchester Avenue
Rye Brook, New York	10573
(Address of principal executive offices)	(Zip code)

ATX Communications, Inc.
(Exact name of obligor as specified in its charter)

Delaware	23-3032245
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CoreComm-ATX, Inc.
(Exact name of obligor as specified in its charter)

Delaware	23-3060529
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

ATX Licensing, Inc.
(Exact name of obligor as specified in its charter)

Delaware	23-3039838
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

ATX Telecommunication Services of Virginia, LLC
(Exact name of obligor as specified in its charter)

Delaware	31-1773888
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CoreComm Services, LLC
(Exact name of obligor as specified in its charter)

Delaware	13-4010290
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CoreComm Communications, LLC
(Exact name of obligor as specified in its charter)

Delaware	13-4072077
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CCL Historical, Inc.
(Exact name of obligor as specified in its charter)

Delaware	23-3032245
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CoreComm Newco, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-3999233
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

FCC Holdco I, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-4010292
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CoreComm-Voyager, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-4035008
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CoreComm Internet Group, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-4025753
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

Voyager Information Networks, Inc.
(Exact name of obligor as specified in its charter)

Michigan	13-4193817
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CCL Historical Illinois, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-4035009
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CCL Historical Indiana, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-4025750
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CCL Historical Maryland, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-3998980
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CCL Historical Massachusetts, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-3998985
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CCL Historical Michigan, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-4025756
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CCL Historical Missouri, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-4025759
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CCL Historical New Jersey, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-3998987
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CCL Historical New York, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-3917158
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CCL Historical Ohio, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-4072081
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CCL Historical Rhode Island, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-4041956
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CCL Historical Vermont, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-4041988
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CCL Historical West Virginia, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-4046472
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

CCL Historical Pennsylvania, Inc.
(Exact name of obligor as specified in its charter)

Delaware	13-3998991
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

Cortelyou Communications Corp.
(Exact name of obligor as specified in its charter)

Delaware	13-3985943
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

2100 Renaissance Boulevard
King of Prussia, Pennsylvania	19406
(Address of principal executive offices)	(Zip code)

Eureka Broadband Corporation
(Exact name of obligor as specified in its charter)

Delaware	06-1506004
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

39 Broadway, 19th Floor
New York, New York	10006
(Address of principal executive offices)	(Zip code)

Eureka Holdings, LLC
(Exact name of obligor as specified in its charter)

Delaware	20-3341318
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

39 Broadway, 19th Floor
New York, New York	10006
(Address of principal executive offices)	(Zip code)

Eureka Telecom of VA, Inc.
(Exact name of obligor as specified in its charter)

Virginia	52-2325508
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

39 Broadway, 19th Floor
New York, New York	10006
(Address of principal executive offices)	(Zip code)

Eureka Telecom, Inc.
(Exact name of obligor as specified in its charter)

New York	13-3793720
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

39 Broadway, 19th Floor
New York, New York	10006
(Address of principal executive offices)	(Zip code)

Eureka Networks, LLC
(Exact name of obligor as specified in its charter)

Delaware	20-3341244
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

39 Broadway, 19th Floor
New York, New York	10006
(Address of principal executive offices)	(Zip code)

InfoHighway Communications Corporation
(Exact name of obligor as specified in its charter)

Delaware	76-0530551
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

39 Broadway, 19th Floor
New York, New York	10006
(Address of principal executive offices)	(Zip code)

Info-Highway International, Inc.
(Exact name of obligor as specified in its charter)

Texas	76-0438543
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

39 Broadway, 19th Floor
New York, New York	10006
(Address of principal executive offices)	(Zip code)

ARC Networks, Inc.
(Exact name of obligor as specified in its charter)

Delaware	11-3464934
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

39 Broadway, 19th Floor
New York, New York	10006
(Address of principal executive offices)	(Zip code)

A.R.C. Networks, Inc.
(Exact name of obligor as specified in its charter)

New York	11-3240814
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

39 Broadway, 19th Floor
New York, New York	10006
(Address of principal executive offices)	(Zip code)

InfoHighway of Virginia, Inc.
(Exact name of obligor as specified in its charter)

Virginia	26-0291600
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

39 Broadway, 19th Floor
New York, New York	10006
(Address of principal executive offices)	(Zip code)

11 3/8% Senior Secured Notes due 2012
(Title of the indenture securities)

1.	General information. Furnish the following information as to the Trustee:
(a)	Name and address of each examining or supervising authority to which it is subject.

Name	Address

Superintendent of Banks of the State of New York	One State Street, New York, N.Y. 10004-1417, and Albany, N.Y. 12223

Federal Reserve Bank of New York	33 Liberty Street, New York, N.Y. 10045

Federal Deposit Insurance Corporation	Washington, D.C. 20429

New York Clearing House Association	New York, New York 10005
(b)	Whether it is authorized to exercise corporate trust powers.
     Yes.
2.	Affiliations with Obligor.
     If the obligor is an affiliate of the trustee, describe each such affiliation.
     None.
16.	List of Exhibits.
Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).
1.	A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672, Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121195.)

4.	A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121195.)

6.	The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-106702.)

7.	A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

SIGNATURE
     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 3rd day of October, 2007.

THE BANK OF NEW YORK
By:	/S/ BEATA HRYNIEWICKA
	Name:	BEATA HRYNIEWICKA
	Title:	ASSISTANT VICE PRESIDENT

EXHIBIT 7
Consolidated Report of Condition of
THE BANK OF NEW YORK
of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business June 30, 2007, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts
In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	2,729,000
Interest-bearing balances	20,956,000
Securities:
Held-to-maturity securities	1,416,000
Available-for-sale securities	24,732,000
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold in domestic offices	10,454,000
Securities purchased under agreements to resell	157,000
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, net of unearned income	31,260,000
LESS: Allowance for loan and lease losses	281,000
Loans and leases, net of unearned income and allowance	30,979,000
Trading assets	2,764,000
Premises and fixed assets (including capitalized leases)	884,000
Other real estate owned	2,000
Investments in unconsolidated subsidiaries and associated companies	284,000
Not applicable
Intangible assets:
Goodwill	2,713,000
Other intangible assets	950,000
Other assets	9,137,000

Dollar Amounts
In Thousands
Total assets	108,157,000

LIABILITIES
Deposits:
In domestic offices	29,601,000
Noninterest-bearing	18,755,000
Interest-bearing	10,846,000
In foreign offices, Edge and Agreement subsidiaries, and IBFs	53,217,000
Noninterest-bearing	1,965,000
Interest-bearing	51,252,000
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased in domestic offices	1,454,000
Securities sold under agreements to repurchase	101,000
Trading liabilities	2,565,000
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	3,890,000
Not applicable
Not applicable
Subordinated notes and debentures	2,261,000
Other liabilities	6,362,000

Total liabilities	99,451,000

Minority interest in consolidated subsidiaries	155,000

EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,000
Surplus (exclude all surplus related to preferred stock)	2,148,000
Retained earnings	5,676,000
Accumulated other comprehensive income	-408,000
Other equity capital components	0
Total equity capital	8,551,000

Total liabilities, minority interest, and equity capital	108,157,000

          I, Thomas P. Gibbons, Chief Financial Officer of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas P. Gibbons,
Chief Financial Officer
          We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi
Gerald L. Hassell	Directors
Catherine A. Rein